UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2004

GoRemote Internet Communications, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 10, 2004, the Audit Committee of the Board of Directors of GoRemote Internet Communications, Inc. (the “Company”) engaged BDO Seidman, LLP as its principal accountant to report on the Company’s financial statements for the 2004 fiscal year and to review the Company’s financial statements for the quarterly period ended September 30, 2004.

In a Form 8-K filed on September 17, 2004, the Company previously announced the resignation of Ernst & Young LLP as the Company’s independent accountant and auditor, effective upon filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2004.  As a result of this appointment, BDO Seidman, LLP will review the Company’s financial statements commencing with the quarterly period ended September 30, 2004.

No consultations occurred between the Company and BDO Seidman, LLP during the two most recent fiscal years or any subsequent interim period prior to BDO Seidman, LLP ‘s appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2004, the Company’s Board of the Directors elected to change the Company’s fiscal year from one ending December 31 to a fiscal year ending October 31. The change will become effective November 1, 2004, with the Company’s 2005 fiscal year set to begin on that date and to end on October 31, 2005. Financial information for what will now be the ten-month transition period ending October 31, 2004 will be presented in the Company’s Form 10-KT for the period.

The Company elected to change its fiscal year end in order to:

•      align its fiscal year with its emerging business cycle following its acquisition of Axcelerant;

•      minimize end-of-quarter discounting pressures by customers in corporate purchasing departments (many of whom operate on a calendar quarter basis);

•      move the Company’s annual financial statement audit into a non-peak period in order to enable the Company to use management and independent auditor resources more effectively, with the objective of achieving audit efficiencies and cost savings; and

•      improve the Company’s ability to obtain and schedule external audit and audit-related support required to ensure ongoing compliance with regulatory requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoRemote Internet Communications, Inc.

Date: October 12, 2004	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary